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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



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                                    FORM 8-K

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                                 CURRENT REPORT

    Pursuant to Section 13 and 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  September 18, 1997
                       (Date of earliest event reported)



                             CONTOUR MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

     NEVADA                         0-26288                    77-0163521
(State or other                 (Commission file            (I.R.S. Employer
jurisdiction of                     number)               Identification No.)
incorporation or
  organization)


                           6025 SHILOH ROAD, SUITE A
                           ALPHARETTA, GEORGIA 30005
                    (Address of principal executive offices)

                                 (770) 888-8528
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

On September 18, 1997, Coopers & Lybrand L.L.P., the Company's former independent accountants, notified the Company that it does not intend to be associated with the Company's filings which may be made pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and that its report on its audit of the Company's financial statements for the fiscal year ended June 30, 1996 should no longer be relied upon.

The Company has engaged the accounting firm of Cherry, Beckaert & Holland, L.L.P. to reaudit the Company's financial statements for the fiscal year ended June 30, 1996 and audit the Company's financial statements for the fiscal year ended June 30, 1997.

Item 7.  Financial Statements and Exhibits.

       (a)    Financial Statements:  None

       (b)    Pro Forma Financial Information: None

       (c)    Exhibits: None














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                                   SIGNATURE



       Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          CONTOUR MEDICAL, INC.



                                          By: /s/ Donald F. Fox
                                             --------------------------
                                             Donald F. Fox
                                             Its President


Dated as of October 3, 1997.












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